UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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NEW PEOPLES BANKSHARES, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

Dear Shareholder:

You are cordially invited to attend the 2011 Annual Meeting of Shareholders of New Peoples Bankshares, Inc. (the “Company”) to be held on Monday, November 7, 2011 at 6:00 p.m. at the main office of New Peoples Bank, 53 Commerce Drive, Honaker, Virginia 24260. At the Annual Meeting, you will be asked to vote on four proposals. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please read this Proxy Statement and submit your Proxy via the Internet, or by using the toll-free telephone number or by completing, signing, dating and returning your Proxy promptly using the enclosed postage-paid envelope. Your Proxy may be revoked at any time before it has been voted.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/ Jonathan H. Mullins

Jonathan H. Mullins
President and Chief Executive Officer

Honaker, Virginia

September 30, 2011

NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Annual Meeting”) of New Peoples Bankshares, Inc. (the “Company”) will be held on Monday, November 7, 2011 at 6:00 p.m. at the main office of New Peoples Bank, 53 Commerce Drive, Honaker, Virginia 24260, for the following purposes:

1.	To elect five directors, four to serve for terms of three years each expiring at the 2014 annual meeting of shareholders and one to serve for a term of two years expiring at the 2013 annual meeting of shareholders; and

2.	To approve a non-binding resolution to approve the compensation of the named executive officers disclosed in this proxy statement.

3.	To determine whether the shareholder vote to approve the compensation of the named executive officers should occur every one, two or three years.

4.	To ratify the Audit Committee’s appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

5.	Act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on September 20, 2011, the record date fixed by our Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting.

It is important that as many shares as possible be represented at the Annual Meeting. Please read this Proxy Statement and submit your Proxy via the Internet, or by using the toll-free telephone number or by completing, signing, dating and returning your Proxy promptly using the enclosed postage-paid envelope. Your Proxy may be revoked at any time before it has been voted.

By Order of the Board of Directors

/s/ C. Todd Asbury

C. Todd Asbury
Secretary

September 30, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 7, 2011.

The Proxy Statement, proxy card and the 2010 Annual Report to stockholders on Form 10-K/A Amendment No. 2 are available at https://www.newpeoplesbank.com/2011annualmeeting.php.

NEW PEOPLES BANKSHARES, INC.

67 Commerce Drive

Honaker, Virginia 24260

PROXY STATEMENT

2011 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished to holders of the common stock, par value $2.00 per share (“Common Stock”), of New Peoples Bankshares, Inc., in connection with the solicitation of proxies by our Board of Directors to be used at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday, November 7, 2011 at 6:00 p.m. at the main office of New Peoples Bank, 53 Commerce Drive, Honaker, Virginia 24260, and any duly reconvened meeting after adjournment thereof.

Your vote is very important, regardless of the number of shares you own. You are urged to submit your vote as soon as possible. You will have the option to vote by telephone, via the Internet or by completing, dating and signing a proxy and returning it to the Company. Any shareholder who executes a proxy has the power to revoke it at any time by written notice to our Secretary, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about September 29, 2011 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by us. We do not intend to solicit proxies other than by use of the mails, but certain officers and our regular employees or our subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

To reduce the expenses of delivering duplicate proxy materials to shareholders, we are relying upon SEC rules that permit us to deliver only one proxy statement and annual report to multiple shareholders who share an address unless we received contrary instructions from any shareholder at that address. All shareholders sharing such an address will continue to receive separate proxy cards based on their registered ownership of Common Stock. Any shareholder sharing such an address who does not receive an individual proxy statement and annual report may write or call New Peoples Bank Shareholder Services as specified below and we will promptly send the materials to the shareholder at no cost. For future meetings, a shareholder may request separate copies of our proxy statement and annual report, or request that we only send one set of these materials if the shareholder is receiving multiple copies, by contacting New Peoples Bank Shareholder Services, P.O. Box 1810, Honaker, Virginia 24260, or by telephoning NPB Shareholder Services locally at 276.873.7023, or toll-free at 866.NPB.GROW (866.672.4769), extension 7023.

On, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 10,010,178 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item, and generally will have no effect on whether or not the item is approved.

A broker who holds shares in “street name” is prohibited from voting on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. Brokers are not permitted to vote for the election of directors, the advisory resolution on named executive compensation and the advisory resolution on the frequency of a shareholder vote on named executive compensation without specific instruction from the beneficial owner of the shares in street name. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Broker nonvotes will not be counting as voting in favor of any particular matter. “Broker shares” that are not voted on any matter at the Annual Meeting will not be counted for purposes of determining the existence of a quorum.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors consists of 11 current members, four of whom are nominated for election as directors at the Annual Meeting to serve for terms of three years each expiring on the date of the annual meeting of shareholders in 2014; and one is nominated for election as a director for a term of two years expiring in 2013. Six other directors are serving terms that end in either 2012 or 2013, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the five nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience for the past five years, unless otherwise noted, and the year that each individual was first elected to our Board of Directors or earlier to the Board of Directors of New Peoples Bank, Inc. (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Company.

Nominees for Election for Terms Expiring in 2014

John Cox, 54, is the owner of Cox Tractor Company located in Kingsport, Tennessee, a farm equipment business that he has owned and operated since 1978. Mr. Cox is also a local farmer and entrepreneur. He graduated with high honors from the University of Tennessee in 1978, where he obtained a Bachelor of Science Degree in Business Administration. Mr. Cox has served as a director since 1998 and currently serves as Vice Chairman of the Board of Directors of the Company and the Bank. He is also the Chairman of the Compensation Committee, a member of the Audit Committee, Compliance Committee, Asset Liability Management Committee, Offering Committee, Executive Committee, and Nominating Committee. Mr. Cox’s tenure on the Board and his experience in agriculture and agriculturally related small business support the Company’s significant customer base in these markets.

Charles H. Gent, Jr., 51, is self-employed in the logging and farming industry in Honaker, Virginia. He is president of C & R Gent Logging from 1992 to present. Mr. Gent is also involved in farming and various real estate ventures with his family. He was vice president and owner of Genwal Coal Company in Utah from the years 1981 to 1989. He is actively involved in several community activities. He has been a director since 1998 and serves on the Audit Committee and Compensation Committee. Mr. Gent’s experience in logging and mining, as well as real estate, provide experience to the Board relevant to understanding these businesses in the Company’s rural markets.

Eugene Hearl, 79, is a retired banker that has over 40 years of banking experience serving in capacities as President and CEO for two community banks, TruPoint Bank and the former Cumberland Bank, and as a Regional President for the former Dominion Bank, all in the Southwest Virginia market area of the Company. Mr. Hearl was appointed as a director on November 29, 2010 and serves on the Audit Committee, Compensation Committee, Director Loan Committee, Asset Liability Management Committee and the Executive Committee of the Board of Directors. Mr. Hearl’s vast wealth of knowledge in community banking and the various industries in our local markets provide additional financial institution management skills and perspective to the Board.

A. Frank Kilgore, 58, is an attorney with Frank Kilgore, P.C. in St. Paul, Virginia and serves as General Counsel to the Company and the Bank. He has been a director since 1998. Mr. Kilgore is the founding Chairman of the Board of Directors of New Peoples Bank, Inc. and serves on the Compensation Committee. Mr. Kilgore has served the community as an attorney since 1982. He graduated from Clinch Valley College of the University of Virginia in 1977 with a degree in Appalachian Studies. Throughout his career, Mr. Kilgore has received multiple prestigious awards for civic accomplishments as well as his environmental activism. Frank Kilgore has also authored and edited multiple books, which focus primarily on the region of Southwestern Virginia. He is past-Chair and Founder of the Appalachian College of Pharmacy, Oakwood, Virginia. Mr. Kilgore brings his legal experience, entrepreneurial activities, and leadership in the Appalachia region to the Board of Directors.

Nominee for Election for Term Expiring in 2013

Jonathan H. Mullins, 54, has served as the Company’s and the Bank’s President and Chief Executive Officer since May 19, 2009. He had previously served as the Bank’s Senior Vice President, Chief Lending Officer and Regional Manager from July 2004 until May 2009. Prior to this, Mr. Mullins served as the Bank’s Vice President and Branch Manager starting in 1999. He was appointed as a director on July 27, 2010 and serves on the Executive Committee, and the Compliance Committee. Mr. Mullins’ extensive banking background and his active role in the daily operations of the Bank provide greater insight into the management of the Company; thus, expanding the Board’s expertise in financial institution matters.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

PROPOSAL TWO

ADVISORY VOTE ON THE APPROVAL OF

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) enables our shareholders to approve, on an advisory or nonbinding basis, the compensation of the Company’s named executive officers, as described in the disclosures and discussion regarding executive compensation in this proxy statement. Our performance-related compensation philosophy is the basis for all of our compensation decisions. Please refer to “Executive Compensation” for an overview of the compensation of the Company’s named executive officers, as required by Securities and Exchange Commission rules.

We are asking for stockholder approval of our named executive officers’ compensation as described in this proxy. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices discussed in this proxy. Because the vote is advisory, it will not be binding on the Company or its Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The vote of a majority of shares present in person by proxy and entitled to vote is required to approve this resolution.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL THREE

ADVISORY VOTE ON THE FREQUENCY OF A

SHAREHOLDER VOTE ON THE COMPENSATION

OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act also enables shareholders, at least once every six years, to vote on the frequency of a shareholder vote on the compensation of the named executive officers. This proposal gives the Company’s shareholders the opportunity to advise the Board of Directors on how frequently they would like to vote on the compensation of executive officers: every one, two or three years. Shareholders may also abstain from voting on the frequency of a shareholder “say-on-pay” vote on executive compensation.

Because the vote is advisory, it will not be binding on the Company or its Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of a stockholder vote on executive compensation.

The Board of Directors has determined that having an annual vote on the compensation of the named executive officers is the best approach, because each year the Company’s Compensation Committee reviews the primary elements of Compensation, namely salary and the President & CEO’s cash bonus.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS EVERY “ONE YEAR”.

Note: Stockholders are not voting to approve or disapprove this recommendation.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

For the year ending December 31, 2011, the Audit Committee of the Board of Directors has selected Elliott Davis, LLC, an independent registered public accounting firm, to perform the audit of the Company’s financial statements and its internal controls over financial reporting.

The selection of Elliott Davis, LLC as the Company’s independent auditors is not required to be submitted to a vote of the shareholders for ratification. The Company is doing so because it believes that it is a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection of Elliott Davis, LLC, the Audit Committee will reconsider whether to retain Elliott Davis, LLC, and may retain that firm or another firm without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change would be in the Company’s best interests.

A representative of Elliott Davis, LLC is expected to be at the Annual Meeting of Shareholders. That representative will have the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ELLIOTT DAVIS, LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.

Incumbent Directors Whose Terms Expire in 2012

Joe M. Carter, 73, is a retired general manager of Daugherty Chevrolet in Gate City, Virginia which he served 43 years in this role from 1965 to April 2008. Mr. Carter is a 1958 graduate of the Whitney Business School formerly located in Kingsport, Tennessee. He served as an advisory Board member of the former Peoples Bank, Inc. and its successors, Premier Bank – Central, NA and First Virginia Bank Southwest until his resignation in 1998. Mr. Carter is a Trustee of Thomas Village Baptist Church for the past 26 years and its Treasurer for the past thirteen years. He also has served on the Scott County Economic Development Board of Directors from 1998 to 2000. He has been a director since 1998 and served on the Audit Committee from 1998 until 2004. He currently serves on the Director Loan Committee and Asset Liability Management Committee of the Bank. Mr. Carter’s experience in the automotive industry and consumer finance assists the Board of Directors in understanding these businesses which are important in the Company’s markets.

Harold Lynn Keene, 56, is President of Keene Carpet, Inc. since 1976 to present and former President of Harold Keene Coal Co., Inc. since 1984 until its sale in January 2011. Mr. Keene received his bachelor of science degree in accounting from East Tennessee State University in 1976. He formerly served as a bank director for Peoples Bank, Inc. from 1987 and its successor bank Premier Bank-Central, NA until 1997 in which he was an Audit Committee member during his entire tenure and Chairman of the Board for two years. He served as an advisory board member with First Virginia Bank Southwest from 1997 to 1998. He has been a director of New Peoples and its Audit Committee Chairman since 1998. Mr. Keene also serves on the Executive Committee, the Offering Committee, the Nominating Committee, Director Loan Committee, Asset Liability Management Committee and Compliance Committee and has been Chairman of the Board for two years. Mr. Keene’s experience in banking, in particular, but also in the coal industry, provide an important resource to the Board of Directors in dealing with bank and finance related matters and the coal industry, an important market for the Company.

Fred W. Meade, 77, is President and Owner of Big M Stores, Inc., a retail department store and flooring business since 1973 and is also involved in real estate development and rental properties since 1980. He served as a Board member of Southwest Bank of Virginia from 1971 until it sold in 1980. He subsequently served as an advisory board member for the former Bank of Virginia and Signet Bank from 1980 until 1997. Mr. Meade is a member of the Russell County Economic Development board for the past twenty years. In addition, he has served as a member of the Board of Directors of the Russell County Chamber of Commerce. He is a life-long resident of Russell County. Mr. Meade serves as a deacon of the First Baptist Church of St. Paul, Virginia. He has been a director since 1998 and has served as Chairman of the Board of Directors for the Company and the Bank for two years. He currently is a member of the Executive Committee, the Director Loan Committee, Nominating Committee and the Compensation Committee. Mr. Meade’s experience in the retail business, real estate, economic development, and bank board experience are very important to the Board of Directors.

Incumbent Directors Whose Terms Expire in 2013

Tim W. Ball, 51, is President, Owner and Operator of Ball Coal Company since 1985 to present, owner of Tim Ball Trucking Company from 1985 to present, and President of Tim Ball Farming Corporation from 1987 to present. Mr. Ball is a 1982 graduate from Emory and Henry College. He is active in various community service. He has been a director since 1999. Mr. Ball’s experience in the coal industry, farming and community involvement serve well for the Board of Directors because many of the Company’s customers are involved in the coal industry or farm-related businesses.

Michael G. McGlothlin, 59, is President of the Appalachian College of Pharmacy from 2005 to 2006 and 2008 to present. He also serves as President of Watkins Branch Development, LTD and The Inn on Garden Creek, LTD from 2006 to present. Mr. McGlothlin serves as Secretary and Director of MGM Methane Corporation from 2009 to present. Mr. McGlothlin serves as Trustee and as Treasurer of the Appalachian School of Law (Trustee 2005 to present and Treasurer 2005 to present). Mr. McGlothlin serves as a Trustee and as Secretary of the McGlothlin Foundation from 1998 to present. He has been the owner of Michael G. McGlothlin,

Attorney-at-Law in Grundy, Virginia since 2002. Prior to that, he was a partner in the Law Firm of McGlothlin and Wife from 1984 to 2002. He served as Commonwealth Attorney for Buchanan County, Virginia from 1980 to 1983 and as County Attorney for Buchanan County, Virginia from 1984 to 1989 and from 1992 to February 2011. He currently serves as counsel to the County Attorney for Buchanan County, Virginia, and the Buchanan County Board of Supervisors. He was a partner in the Law Firm of McGlothlin, McGlothlin and McGlothlin from 1977 to 1979. Mr. McGlothlin is past President of the Buchanan County Bar Association. Mr. McGlothlin is a 1974 graduate of the University of Virginia and a 1977 graduate of the Marshall Wythe School of Law of the College of William and Mary.

He served as a member of the College Board of Virginia of the University of Virginia at Wise, formerly known as Clinch Valley College Advisory Board, from 1985 to 2010. He is a past President of the Kiwanis Club and a past Chairman of the Breaks District of the Sequoyah Council of the Boy Scotts of America. He is a former member of the Virginia Board of Forestry from 2002 to 2006 and the Great Southwest Group Home Commission from 1983 to 1992.

Mr. McGlothlin has been a Director of the Company and the Bank since 1998 and currently serves as Chairman of the Board and sits on the Executive, Compliance, Nominating and Offering Committees of the Board. Mr. McGlothlin’s experience as an attorney, administrator, and organizational and community leader provide the Board with a broad range of professional experience and his community involvement assists the Board in understanding the communities it serves and developing relationships within those communities.

B. Scott White, 65, is self-employed as a cattle rancher in Castlewood, Virginia, a private investor, and formerly President and CEO of a multi-state rock quarry, White Stone Company and White’s Pelleting Company, from 1970 until the company was sold in 1997. Mr. White has also served as General Manager of Sky Blue Tower Company, LLC, a cell phone tower company in southwest Virginia from 2004 to 2008. He served two years as Chairman of the Board, and currently serves as Chairman of the Compliance Committee. Mr. White serves as a member of the Executive Committee, the Audit Committee, the Nominating Committee, Asset Liability Management Committee and the Offering Committee of the Company. He has been a director since 1998. Mr. White’s experience as a small business owner and rancher provides experience to the Board relevant to its small business customer base.

Executive Officers Who Are Not Directors

The following biographical information discloses the age and business experience in the past five years for each of our executive officers who are not directors.

Frank Sexton, Jr., 61, has served as Executive Vice President and Chief Operating Officer of both the Company and the Bank since December 2003. He had previously served as the Company’s Executive Vice President, Chief Financial Officer and Secretary since 2001 and the Bank’s Executive Vice President and Cashier since 1998.

C. Todd Asbury, CPA, 40, has served as Executive Vice President, Chief Financial Officer, and Treasurer of both the Company and the Bank since May 2009. Mr. Asbury has served as Secretary of the Company and the Bank since May 2010. He served as Senior Vice President, Chief Financial Officer, and Treasurer starting in December 2003. Prior to joining the Company, he served as Vice President and Chief Financial Officer of Albemarle First Bank in Charlottesville, Virginia from 2001 to 2003, and as Assistant Vice President and Controller from 1999 to 2001. Mr. Asbury worked two years in public accounting auditing financial institutions with Brown, Edwards and Company from 1997 to 1999. He began his banking career in 1988.

Stephen Trescot, 62, has served as Executive Vice President and Chief Credit Officer of the Bank since February 28, 2011 until present. Mr. Trescot retired from Wachovia Bank in January 2009, after serving as Senior Credit Officer and Senior Loan Review Officer. He was with Wachovia for thirty-six years. Since retirement, Mr. Trescot served as Senior Vice President, Regional Credit Administrator with Washington Trust Bank, Senior Vice President, Senior Loan Review Officer with BB and T and as Member, Credit Risk Management, LLC.

Sharon V. Borich, 56, has served as Senior Vice President and Senior Lending Officer of the Bank from February 28, 2011 to present. Prior to this position, she served as Senior Vice President and Chief Credit Officer of the Bank since February 2010. Ms. Borich served as Vice President and Senior Loan Officer for the Bank from November 2009 to February 2010. Ms. Borich joined the Bank as Vice President and Branch Manager of the Bluefield, Virginia office in March 2005. Effective February 28, 2011, Ms. Borich no longer serves as a named executive officer.

Security Ownership of Management

The following table sets forth, as of September 20, 2011, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the individual’s spouse, minor children or other relatives of the individual living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)		Exercisable Options Beneficially Owned (2)	Total Shares Beneficially Owned	Percent of Class (3)
C. Todd Asbury	—		21,450	21,450	*
Tim W. Ball	3,432		16,640	20,072	*
Sharon V. Borich	—		4,290	4,290	*
Joe M. Carter	23,660	(4)	16,640	40,300	*
John D. Cox**	53,072	(5)	13,780	66,852	*
Charles H. Gent, Jr.	27,170	(6)	10,920	38,090	*
Eugene Hearl	1,100		—	1,100	*
Harold Lynn Keene**	44,450		8,060	52,510	*
A. Frank Kilgore	96,620	(7)	10,920	107,540	1.05%
Michael G. McGlothlin**	118,267		16,640	134,907	1.32%
Fred W. Meade**	38,896	(8)	16,640	55,536	*
Jonathan H. Mullins**	1,100		24,671	25,771	*
Frank Sexton, Jr.	32,461	(9)	48,262	80,723	*
Stephen Trescot	—		—	—	*
B. Scott White**	381,929	(10)	8,060	389,989	3.81%
All Directors and Executive Officers as a group (15 persons)	822,157		216,973	1,039,130	10.16%

*	Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
**	Members of the Executive Committee.
(1)	Except as otherwise indicated, each director, director nominee or executive officer has sole voting power and investment power with respect to the shares shown.
(2)	Includes options that will become exercisable within 60 days on September 20, 2011
(3)	Based on 10,010,178 shares of Common Stock issued and outstanding on September 20, 2011
(4)	Includes 6,901 shares held by Mr. Carter’s wife.
(5)	Includes 12,584 shares held by Mr. Cox’s wife and 31,336 shares held by Cox Ford Tractor, Inc. of which Mr. Cox is Owner.
(6)	Includes 2,860 shares held by Mr. Gent’s wife and 2,860 shares Mr. Gent holds as custodian for his child.
(7)	Includes 5,200 shares Mr. Kilgore holds as trustee for his grandchildren.
(8)	Includes 36,036 shares Mr. Meade holds jointly with his wife.
(9)	Includes 440 shares Mr. Sexton holds jointly with his child.
(10)	Includes 57,200 shares held by Mr. White’s wife and 2,717 shares Mr. White holds as trustee for his child.

Security Ownership of Certain Beneficial Owners

As of September 20, 2011, the following persons are known to us that beneficially own five percent or more of the Company’s stock. Other than as disclosed below, the Company is not aware of any person or group, as those terms are defined in the Securities Exchange Act of 1934, who beneficially owned more than 5% of the outstanding Common Stock as of September 20, 2011.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Richard G. Preservati and N. Karen Preservati Post Office Box 1003, Princeton, West Virginia 24740	550,000	5.50%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers to file reports with the Securities and Exchange Commission (“SEC”) indicating their holdings of, or transactions in, our equity securities. Based on a review of these reports and written representations furnished to us, we believe that our directors and officers complied with all Section 16(a) filing requirements with respect to 2010.

Director Compensation

The following table sets forth, as of December 31, 2010, certain information with respect to director compensation for each of the members of the Board of Directors. The directors did not receive any other compensation during 2010 for their services as directors on the Board.

Director Compensation for 2010
Name	Fees Earned or Paid in Cash (1) ($)	Total ($)
Tim W. Ball	10,900	10,900
Joe M. Carter	14,350	14,350
John D. Cox	13,000	13,000
Charles H. Gent, Jr.	11,850	11,850
Eugene Hearl (1)	700	700
Harold Lynn Keene, Jr.	15,150	15,150
A. Frank Kilgore	10,800	10,800
John D. Maxfield (2)	1,500	1,500
Michael G. McGlothlin	12,050	12,050
Fred W. Meade	13,700	13,700
Jonathan H. Mullins	3,200	3,200
Bill Ed Sample(3)	3,600	3,600
Stephen H. Starnes (4)	1,900	1,900
B. Scott White	13,800	13,800

(1)	Each of the directors holds stock options covering shares of our common stock except Director Hearl who joined the Board on November 29, 2010. Such amounts are all reflected in the Beneficial Ownership Table.
(2)	Former Director John D. Maxfield resigned from the Board of Directors on March 3, 2010 due to medical reasons regarding hearing impairment.
(3)	Former Director Bill Ed Sample resigned from the Board of Directors on April 28, 2010 due to personal reasons.
(4)	Former Director Stephen H. Starnes resigned from the Board of Directors on March 8, 2010 for business purposes.

In 2010, each director was paid $700 per month for service on the Board of Directors and a maximum of $100 per committee meeting for each committee of which a director is a member with the exception of the Director Loan Committee which was established in July 2010 and each member received $150 per meeting. For 2011, each existing director will be paid $700 per Board of Director meeting and $200 per committee meeting for each committee.

CORPORATE GOVERNANCE

General

Our business and affairs are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board are kept informed of our business through discussions with our executive officers and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Board of Directors has determined that all eleven members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”) except Jonathan H. Mullins who serves as the Company and Bank President and CEO. In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary bank conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers. In making that determination, the Board of Directors considered that Director Kilgore provides legal counsel to the Company and subsidiaries and Director Meade’s company provided supplies for branch locations.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for our directors, executive officers, and senior officers who have financial responsibilities. The Code of Ethics is designed to promote, among other things, honest and ethical conduct, proper disclosure of financial information in our periodic reports, and compliance with applicable laws, rules and regulations by our senior officers who have financial responsibilities. A copy of the Code of Ethics may be obtained on our website at www.npbankshares.com/code-of-ethics.php.

Whistleblower Procedures

The Audit Committee and the Board of Directors have approved procedures for the receipt, retention and treatment of reports or complaints to the Audit Committee regarding accounting, internal accounting controls, auditing matters and legal or regulatory matters. There are also procedures for the submission by Company or Bank employees of confidential, anonymous reports to the Audit Committee of concerns regarding questionable accounting or auditing matters.

Communications with Directors

Any director may be contacted by writing to him c/o Post Office Box 1810, Honaker, Virginia 24260. Communications to the directors as a group may be sent to the same address, c/o the Secretary of the Company. We promptly forward, without screening, all such correspondence to the indicated directors.

Board Leadership

The Company’s and the Bank’s Board of Directors are composed of non-management members except the Chief Executive Officer. The Chairman of the Board is occupied by a non-management member and typically rotates every two years. The Board believes that the principal role of the President and Chief Executive Officer is to manage the business of the company in a safe, sound, and profitable manner. The role of the Board, including its Chairman, is to provide independent oversight of the President and Chief Executive Officer, to oversee the business and affairs of the organization for the benefit of its shareholders, to adopt or approve major policies and procedures, to oversee financial reporting and compliance, and to balance the interests of the Company’s constituencies including shareholders, customers, employees, and communities. Executive sessions of the Board are held periodically with the absence of the Chief Executive Officer.

The Company’s leadership structure consists of varying levels of authority, responsibility and risk exposure that increase through each incremental level of management hierarchy. The senior management team reports directly to the CEO and meets collectively on a weekly basis, and dialogs daily regarding the Bank’s activities. The senior management team manages every aspect of the Bank’s activities and acts as a primary communications medium across all functional areas of the organization. This structure enables information and management guidance to flow easily up, down and horizontally.

Board’s Role in Risk Oversight

The Board is intimately engaged in overseeing the risk management of the Company, including credit risk, liquidity risk, interest rate risk and operational risk. This is accomplished through a strong committee system consisting of the Asset Liability (“ALCO”) Committee, the Director’s Loan Committee, the Compensation Committee, the Compliance Committee and the Audit Committee, each of which meets with scheduled frequency with its senior staff counterparts. In addition, the leadership structure of the Board of Directors (independent chair) supports the Board’s independent risk oversight role. Each of these committees is composed of directors who are familiar with their areas of responsibility. Senior management is responsible for day-to-day risk management in each functional area and report at each full Board meeting on the risk-related matters within their area of responsibility. In addition, the Board receives and reviews minutes from each committee and additional commentary from each respective committee chair is provided as deemed appropriate. Data reviewed are both historical and forward-looking to enable the Board to look at both recent outcomes and to the likelihood of various future outcomes. The entire senior management team attends all Board meetings and remains for the duration of the meeting except when the Board goes into Executive Session.

Board Committees

The Boards of the Company and the Bank are identical in membership. The Boards have standing executive, nominating, audit and compensation committees (or committees performing similar functions) as listed below. The Board of Directors has adopted charters for its Audit Committee, Compensation Committee and Nominating Committee to define the duties and responsibilities of those committees. These charters are available on our website at www.npbankshares.com. The Board has established a Compliance Committee in conjunction with its formal written agreement with the Federal Reserve Bank of Richmond and the Virginia State Corporation Commission Bureau of Financial Institutions (“Written Agreement”.) The Board may, from time to time, establish committees for specific, designated purposes.

Board and Committee Meeting Attendance

There were 18 meetings of the Board of Directors in 2010. Each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which the director served.

We encourage members of the Board of Directors to attend the annual meeting of shareholders. All of the directors except Charles Gent attended the 2010 annual meeting of shareholders.

Executive Committee - The Company and the Bank also have an Executive Committee which is chaired by the Board Chair. Its members include Messrs. McGlothlin (Chairman), White, Meade, Hearl, Mullins and Keene. The members are elected annually by the full Board, as are the members of every standing Committee. The Executive Committee, when necessary, is empowered to act on behalf of the full Board between scheduled Board meetings.

Nominating Committee - The Nominating Committee was created in May 2006 to propose prospective members for nomination to the Board of Directors. All decisions by the Nominating Committee relating to the nominations of prospective Board members are reported to the full Board of Directors. The members of the Nominating Committee include Messrs. Cox, Keene, McGlothlin, Meade and White. All of the members of the Committee are independent as defined in the NASDAQ Stock Market Listing Rules. The Committee did not meet in 2010, but has met once in 2011 at which time the recommendations for nominees in the 2011 proxy were made for the Board of Directors’ approval.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Nominating Committee if the Committee receives timely written notice, in proper form, for each such recommended director candidate. If the notice is not timely and in proper form, the nominee will not be considered. Any candidates recommended by a shareholder will be reviewed and considered in the same manner as all other director candidates considered by the Board.

In accordance with our Bylaws, any shareholder entitled to vote in the election of directors may directly nominate one or more persons for election as director(s) at an annual meeting if the nomination is made in writing. Any such shareholder nominations must be received by our Secretary within the timeframe set forth in “Proposals for 2012 Annual Meeting of Shareholders” below. To be in proper form, the notice must include (a) the name and address of the shareholder who intends to make the nomination of the person(s) and of the person(s) to be nominated; (b) a representation that the shareholder is the owner of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee for director and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (d) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors, including, but not limited to, the amount and nature of his beneficial ownership of our securities and his principal occupation for the past five years; and (e) the written consent of each nominee to serve as a director if so elected.

The Nominating Committee considers, at a minimum, the following factors in recommending to the Board potential new directors, including candidates submitted by shareholders, or the continued service of existing directors:

•	the ability of the prospective nominee to represent the interests of our shareholders;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

The Board’s emphases and priorities in evaluating Board candidates and the relative weight it gives to any given characteristic will vary from time to time based on the particular needs of the Board and us at the time and based on the expertise of the incumbent members of the Board of Directors. Diversity was not considered as a factor in selecting the current directors for nomination for an additional term.

Compensation Committee - The Compensation Committee of the Company and the Bank reviews management’s performance and compensation, and reviews and sets guidelines for compensation of all employees. All decisions by the Compensation Committee relating to the compensation of our executive officers are reported to the full Board of Directors. All of the members of the Committee are independent as defined in the NASDAQ Stock Market Listing Rules.

The members of the Compensation Committee are Messrs. Cox (Chairman), Gent, Kilgore, and Meade, all of whom the Board in its business judgment has determined are independent as defined by the NASDAQ Stock Market Listing Rules. The Compensation Committee held one meeting in 2010. For additional information regarding the Compensation Committee, see “Executive Compensation and Related Party Transactions” below.

Audit Committee - The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications, independence and performance of our independent public accountants and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the our independent public accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for us. The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee.

The members of the Audit Committee are Messrs. Cox, Gent, Hearl, Keene (Chairman) and White. The Board in its business judgment has determined that all of the members of the Audit Committee are independent as defined by NASDAQ Stock Market Listing Rules and applicable SEC regulations. The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Keene qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee held four meetings in 2010. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” below.

Compliance Committee - The Compliance Committee of the Company and the Bank provides oversight of the Company’s and Bank’s compliance with the Written Agreement entered into on July 29, 2010 with the banking regulators. This Committee meets monthly and reviews management’s progress in meeting the requirements of this agreement. The Committee consists of Chairman Scott White, John Cox, Harold Lynn Keene, Michael McGlothlin, and Jonathan H. Mullins.

EXECUTIVE COMPENSATION AND RELATED PARTY TRANSACTIONS

Compensation Committee Report

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the management of the Company. Based on that review and discussion, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee

John D. Cox (Chairman)

Charles H. Gent, Jr.

Eugene Hearl

A. Frank Kilgore

Fred W. Meade

Compensation Discussion & Analysis

The Compensation Committee of the Board of Directors reviews and establishes the salary and other compensation of our Senior Management, including the named executive officers. The Committee consists entirely of independent directors as defined in the NASDAQ Stock Market Listing Rules. Currently, the individuals serving as Chief Executive Officer and as executive officers of the Company also serve in the same capacities, respectively, for the Bank, except Mr. Trescot, who only serves as an executive officer of the Bank and not the Company. These executive officers are presently compensated for services rendered by them to the Bank, but not for services rendered by them to the Company. The Committee also makes recommendations to the Board of Directors with respect to the executive officers’ bonuses and long-term incentive awards under our stock option plan.

The objectives of the Bank’s executive compensation programs are to fairly reward and retain effective and experienced management. The compensation programs are designed to reward effectiveness, experience and ability. The Committee establishes current compensation based primarily on review of competitive salary practices by similarly sized bank organizations in Virginia as listed in the Virginia Bankers’ Association Salary Survey, giving appropriate consideration to regional cost of living differences and strategies. This survey is used as a guide to determine the base salary and bonus of executive officers. The elements of compensation are as follows: base salary, bonuses, stock options, deferred compensation, insurance benefits and 401(K) matching contributions as presented in Summary Compensation Table included in the section entitled “Executive Compensation.” As of December 31, 2010, there was also a salary continuation agreement with the Chief Operating Officer which had been designed as a long-term incentive to retain his service as an employee. The salary continuation agreement with the current Chief Operating Officer remains in effect and is discussed below. We pay each element of compensation to maximize the continuity of management and investment return. The Committee determines the amount of each element of compensation based on the following factors: regional and statewide comparisons, individual efforts, success and our overall performance. The Committee’s decisions regarding each element relate to our overall compensation objectives and affect decisions regarding other elements.

The Committee has developed and implemented compensation policies and plans that seek to enhance our profitability and maximize shareholder value by aligning the financial interests of our senior officers with those of our shareholders. The policies are designed to provide competitive levels of compensation to attract and retain high quality corporate officers and key employees with outstanding abilities and to motivate them to perform to the full extent of their abilities. The compensation program is designed to provide levels of compensation that reflect both the individual’s and the organization’s performance in achieving the organization’s goals and objectives and in helping to build value for our shareholders. The components of the compensation of our executive officers and the Bank include salaries and bonuses paid by the Bank and long-term incentives through stock options granted by us. Although no stock options were awarded to the named executive officers in 2010, each executive has outstanding unexercised options that the Committee believes help align the executives’ interests directly to the shareholders’ interests. Salaries are designed to provide basic remuneration for services, to be competitive in our market and to assist in retention. In addition, annual bonus decisions take into account the achievement of corporate strategic goals, such as profitability, rates of return, asset growth and asset quality are achieved during the periods evaluated for bonus consideration, further aligning the interests of executive officers and shareholders

We align performance and compensation based upon strategic goals that are incorporated in our budget and approved by the Board of Directors. Risks are monitored by the Board of Directors by review of the budget versus actual performance, internal policy limits for various key performance ratios, asset quality ratios, interest rate sensitivity shocks, liquidity management, and capital levels. All of these components together with continuation of employment are considered to determine appropriate risks taken by management and the employees. It is at the discretion of the Board of Directors to pay cash bonuses or any other incentives if goals are met or exceeded. In 2010, the Board did not pay bonuses to any employee.

Base Salary and Bonus

Our performance, in general, is considered in determining the amount of annual salary increases. The Committee sets base salaries at levels competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities after comparing salary ranges of similarly sized banks. The Virginia Bankers Association Salary Survey was used for comparison of salaries paid for similar positions and responsibilities. The Committee also takes into consideration our growth and performance, including but not limited to, branch expansion, asset quality, asset growth, and earnings. While growth has been much less important as a consideration and our performance has been constrained in the current economic environment, the dedication of our senior executives in working through our asset quality and related issues and compliance with our written agreement with the banking regulators is an important factor.

The Committee approves the named executive officers’ annual salary based on the above criteria and its assessment of their past performance and expected future contributions. In addition to the internal measures above, the Board of Directors also reviews our financial performance in relation to peer group averages in the Virginia Bankers’ Association Salary Survey. A subjective approach is used in its evaluation of these factors, and therefore the Committee does not rely on a formula or weights of specific factors.

For bonuses, at the beginning of the year the Committee recommends a target bonus pool for senior management to the Board of Directors for approval. To set the bonus pool the Committee considers peer group bonuses, relying on the Virginia Bankers Association Salary Survey, base salaries and overall Company performance. For 2010 the senior management target bonus pool was set at $170,000. Typically, at the end of the year the Committee revisits the target bonus pool considering actual overall Company performance for the year, while also taking into account the current economic atmosphere and other factors that the Committee deems relevant. As a result the senior management bonus pool the Committee recommends to the Board of Directors at the end of the year may be larger or smaller than the target bonus pool set at the beginning of the year. The Committee then prepares individual bonus recommendations for each member of senior management, including the named executive officers. Generally, the bonus recommendations are set as a proportional percentage of the final bonus pool based on relative base salary. However, individual bonus recommendations may be adjusted up or down based on the Committee’s evaluation of the individual’s performance over the year. The Board of Directors then considers the Committee’s recommendations and sets the actual bonus pool and individual bonuses. In September 2010, in light of the anticipated net loss for the year 2010, the bonus was cancelled and not paid.

The Chief Executive Officer does not set his own salary or bonus or the salaries or bonuses of the other named executive officers. The CEO is involved in the other named executive officers’ compensation, and provides input to the Committee regarding his own. However, recommendations are made by the Committee and the final decision resides with the Board of Directors.

Stock Options

The stock option plan expired in May 2011. The stock option plan was intended to provide a means for selected key employees to increase their personal financial interest in us, thereby stimulating the efforts of these employees and strengthening their desire to remain with us. The stock option plan permitted the award of incentive stock options and non-qualified stock options to directors and eligible officers and key employees. The Board of Directors made grants under the stock option plan on a discretionary basis, taking into consideration the respective scope of accountability and contributions of each director and employee, including the Chief Executive Officer, to us. In 2010, the Committee did not award any stock options to any of the executive officers or other employees. Since the change in accounting regulations in 2005 regarding expensing stock options, no stock options have been awarded to any individuals.

There was no set time for the awarding of stock options, however, for the years in which options were granted, the options were granted in January or December. The stock option plan allowed for the awarding of stock options, but no set levels of criteria or performance thresholds were necessary before options could have been granted. We have no set policy regarding recapturing awards if based on financial results that have been misstated. The Board is considering whether to propose a new stock option plan for shareholder approval since the Stock Option Plan expired in May 2011.

Other Elements of Compensation

Each named executive officer is provided with the use of a company vehicle.

On December 18, 2002, the Bank entered into a salary continuation agreement with Frank Sexton, Jr. If Mr. Sexton were to terminate his employment prior to his 65th birthday, his benefit would be $23,424 annually to be paid in 180 month installments for 15 years; total value is $211,889 (as of November 1, 2010).

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former executive officer or employee of the Company or any of its subsidiaries. In addition, there are no Compensation Committee interlocks with other entities with respect to any such member.

Executive Compensation

The following table shows, for the fiscal years ended December 31, 2010, 2009, and 2008, the cash compensation that we paid to the named executive officers in all capacities in which they served:

Summary Compensation Table Fiscal Years 2010, 2009 and 2008
Name and Principal Position	Year	Salary ($)	Bonus ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)

Jonathan H. Mullins (3) President and Chief Executive Officer (From May 19, 2009)	2010	220,000	—	—	12,359	232,359
	2009	184,119	—	—	8,816	192,935
	—	—	—	—	—	—

Frank Sexton, Jr. Executive Vice President and Chief Operating Officer	2010	162,516	—	31,570	9,414	203,500
	2009	161,107	—	29,295	8,271	198,673
	2008	146,016	17,522	27,185	7,240	197,963

C. Todd Asbury Executive Vice President, Chief Financial Officer, Secretary and Treasurer	2010	157,500	—	—	8,606	166,106
	2009	153,238	—	—	7,234	160,472
	2008	135,200	16,224	—	6,684	158,108

Sharon V. Borich Senior Vice President and Chief Credit Officer	2010	122,404	—	—	6,714	129,118
	2009	—	—	—	—	—
	2008	—	—	—	—	—

(1)	These amounts represent the change in the actuarial present value of the accumulated benefit under the salary continuation agreement for Mr. Sexton.
(2)	All benefits that might be considered of a personal nature did not exceed $10,000. All other compensation includes amounts for Mr. Mullins representing matching contributions under the Bank’s defined contribution plan of $11,615 and $8,816 in 2010 and 2009, respectively; amounts for Mr. Sexton representing matching contributions in 2010, 2009 and 2008 under the Bank’s defined contribution plan of $8,387, $7,726, and $7,240, respectively; and amounts for Mr. Asbury representing matching contributions in 2010, 2009 and 2008 for the Bank’s defined contribution plan of $8,046, $7,234, and $6,684, respectively.
(3)	Mr. Mullins became President and CEO on May 19, 2009 and his compensation reflects his pay for 2009 including his compensation as a non-named executive officer and also as a named executive officer.
(4)	Ms. Borich became Senior Vice President and Chief Credit Officer in February 2010 and her compensation reflects her pay for 2010 including her compensation as a non-named executive officer and also as a named executive officer.

Grants of Plan-Based Awards

The named executive officers did not receive any grants of plan-based awards during fiscal 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for the year ended December 31, 2010, the outstanding equity awards at fiscal year-end to the named executive officers. The named executive officers have not received other stock awards:

Outstanding Equity Awards at Fiscal Year-End 2010
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price(2) ($)	Option Expiration Date
Jonathan H. Mullins President and Chief Executive Officer	1,791	6.99	12/31/12	(4)
	1,430	6.99	12/31/13	(5)
	5,363	9.44	12/13/14	(6)
	16,087	11.54	12/20/15	(7)

Outstanding Equity Awards at Fiscal Year-End 2010 (continued)
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price(2) ($)	Option Expiration Date

Frank Sexton, Jr. Executive Vice President and Chief Operating Officer	14,300	5.25	12/31/11	(3)
	7,150	6.99	12/31/12	(4)
	5,362	6.99	12/31/13	(5)
	5,363	9.44	12/13/14	(6)
	16,088	11.54	12/20/15	(7)

C. Todd Asbury Executive Vice President, Chief Financial Officer, Secretary and Treasurer	5,362 16,088	9.44 11.54	12/13/14 12/20/15	(6) (7)

Sharon V. Borich Senior Vice President and Chief Credit Officer	4,290	11.54	12/20/15	(7)

(1)	The amounts have been adjusted for the 10% stock dividend granted on June 7, 2005 and the 13-for-10 stock split effected in the form of a stock dividend on September 4, 2007.
(2)	Stock options were granted at the fair market value of the shares of Common Stock at the grant dates. The grants are exercisable immediately after they are granted.
(3)	Options were awarded and fully vested on December 31, 2001.
(4)	Options were awarded and fully vested on December 31, 2002.
(5)	Options were awarded and fully vested on December 31, 2003.
(6)	Options were awarded and fully vested on December 13, 2004.
(7)	Options were awarded and fully vested on December 20, 2005.

Option Exercises and Stock Vested

There were no exercises of stock option awards or stock awards that vested for the named executive officers in 2010.

Pension Benefits

The following table sets forth for the year ended December 31, 2010, information with respect to the salary continuation agreement, which provide for payments following retirement.

Pension Benefits Fiscal Year 2010
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)

Jonathan H. Mullins President and Chief Executive Officer	N/A	—	—

Frank Sexton, Jr. Executive Vice President and Chief Operating Officer	Salary Continuation Agreement	N/A	217,487

C. Todd Asbury Executive Vice President, Chief Financial Officer, Secretary and Treasurer	N/A	—	—

Sharon V. Borich Senior Vice President and Chief Credit Officer	N/A	—	—

(1)	Assumes for Mr. Sexton the following: a retirement age of 65, fixed principal payments for 180 months following retirement, at a discount rate of 7.50%. Under APB 12, the interest method of accounting is used.

For further information on the salary continuation plans of Mr. Sexton, please refer to the “Other Elements of Compensation” section above.

Nonqualified Deferred Compensation

We do not have a nonqualified deferred compensation plan for the named executive officers.

Employment or Change in Control Agreements

Neither the Company nor the Bank has entered into an employment agreement or change in control agreement with any of the named executive officers.

Equity Compensation Plan

The following table sets forth information as of December 31, 2010, with respect to compensation plans under which shares of Common Stock are authorized for issuance:

Equity Compensation Plan Information
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (1)
Equity Compensation Plans Approved by Shareholders:
2001 Stock Option Plan	771,344	$8.81	382,947
Equity Compensation Plans Not Approved by Shareholders (2)	—	—	—
Total	771,344	$8.81	382,947

(1)

The total number of both the securities to be issued upon exercise of outstanding options, warrants and rights and the securities remaining available for future issuance under equity compensation plans, as well as the weighted average exercise price, reflect the ten percent stock dividend paid on June 7, 2005 and the 13-for-10 stock split effected in the form of a stock dividend on September 4, 2007.

(2)	The Company does not have any equity compensation plans that have not been approved by shareholders.

Certain Relationships and Related Transactions

Certain of our directors and officers and persons with whom they are associated have had, and expect to have in the future, banking transactions with us. Any extensions of credit to our directors and officers are made in the ordinary course of business, were required to be on substantially the same terms, including interest rates and collateral, as comparable transactions to non-related parties at the time of the extension of credit, and did not involve more than the normal risk of collectability or present other unfavorable features, pursuant to Regulation O – Loans to Executive Officers, Directors and Principal Shareholders of Member Banks.

We have not adopted a formal policy that covers the review and approval of related person transactions by our Board of Directors. The Board, however, does review all related party transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to us, the facts and the circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Our Audit Committee has the responsibility to review significant conflicts of interest involving directors or executive officers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Brown, Edwards & Company, L.L.P. (“Brown, Edwards”) served as our independent registered public accountants with respect to the audit of our consolidated financial statements for the fiscal year ended December 31, 2010.

On March 28, 2011, the Audit Committee received notification from Brown, Edwards indicating that it declines to stand for reappointment after completion of the audit for the Company’s 2010 fiscal year.

During the fiscal years ended December 31, 2009 and December 31, 2010, and during the period from January 1, 2011 through March 11, 2011, except for Notes 3, 7, 8, 11, 21, 23, 24 and 26, as to which the date is June 23, 2011 the Company had (i) no disagreements with Brown, Edwards on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Brown, Edwards’ satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period ending March 11, 2011.

Brown, Edwards’ reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2009 and December 31, 2010, do not contain any adverse opinion or disclaimer of opinion, nor are they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Brown, Edwards a copy of the disclosures and Brown, Edwards furnished the Company with a letter addressed to the SEC stating that Brown, Edwards agrees with the above statements. These matters were previously disclosed in a Current Report on Form 8-K filed on April 12, 2011.

The decision to change the Company’s registered public accounting firm was approved by the Audit Committee.

The Audit Committee has approved Elliott Davis, LLC as independent registered public accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2011. The engagement letter was signed in May 2011.

Representatives of Brown, Edwards are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

AUDIT INFORMATION

The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter is available on our website www.npbankshares.com. The members of the Audit Committee are independent as that term is defined in the NASDAQ Stock Market Listing Rules and applicable SEC regulations.

Fees of Independent Registered Public Accountants

Audit Fees - The aggregate fees billed by Brown, Edwards for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2010 and 2009, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for fiscal years ending December 31, 2010 and 2009 were $168,595 and $87,150, respectively.

Audit Related Fees - The aggregate fees billed by Brown, Edwards for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2010 and 2009 were $13,192 and $15,029, respectively. During 2010 and 2009, these services included the performance of audits of the 401-k benefit plan; accounting consultations regarding nonperforming assets, deferred taxes, troubled debts restructured, goodwill, and disclosures in Form 10-K.

Tax Fees - The aggregate fees billed by Brown, Edwards for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2010 and 2009 were $11,250 each year. During 2010 and 2009, these services included preparation of tax returns as necessary and for NPB Capital Trusts I & 2, as well as tax compliance services.

All Other Fees - None.

Pre-Approved Services - All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown, Edwards was compatible with the maintenance of that firm’s independence in the conduct of their auditing functions. The Audit Committee has a policy that provides for the pre-approval of all services to be provided by its independent registered public accounting firm. The Audit Committee does not delegate to management its responsibility to pre-approve services performed by the independent registered public accounting firm. All of the services mentioned above were pre-approved by the Audit Committee.

Audit Committee Report

The Audit Committee has furnished the following report:

Management is responsible for our internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. Our independent public accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and Brown, Edwards, our independent public accountants for 2010, the audited financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Professional Standards), as amended, including its judgments about the quality, not just the acceptability, of our accounting principles and underlying estimates in our consolidated financial statements; all critical accounting policies and practices to be used; all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with our management; and other material written communication between the independent public accountants and our management, such as any management letter or schedule of unadjusted differences.

In addition, the Audit Committee has received from the independent public accountants the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with them their independence from us and our management. Moreover, the Audit Committee has considered whether the independent public accountants’ provision of other non-audit services to us is compatible with maintaining their independence from us.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on the amended Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Members of the Audit Committee

John D. Cox

Charles H. Gent, Jr.

Eugene Hearl

Harold Lynn Keene (Chairman)

B. Scott White

PROPOSALS FOR 2012 ANNUAL MEETING OF SHAREHOLDERS

As discussed above under “Director Nomination Process,” our Bylaws prescribe the procedures that a shareholder must follow to nominate a director. For a shareholder to nominate a candidate for director at the 2012 Annual Meeting of Shareholders, notice of the nomination must be received by our Secretary no later than March 2, 2012. The notice must describe various matters regarding the nominee and the shareholder giving the notice. Any shareholder may obtain a copy of our Bylaws, without charge, upon written request to our Secretary.

In accordance with SEC regulations, if any shareholder intends to present a proposal to be considered for inclusion in our proxy materials for our 2012 Annual Meeting, the proposal must be in proper form and must be received at our principal executive offices at 67 Commerce Drive, Honaker, Virginia 24260, no later than January 15, 2012.

In accordance with our Bylaws, if any shareholder intends to present a proposal (other than a director nomination) at the 2012 Annual Meeting of Shareholders outside of the proxy statement process, notice of the shareholder’s intention to present the proposal must be received by our Secretary no later than March 2, 2012. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. The proxy solicited by the Board of Directors for the 2012 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at the meeting if we have not received notice of such proposal by March 2, 2012, in writing delivered to our Secretary.

OTHER MATTERS

OUR 2010 ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”) AND THE ANNUAL REPORT ON FORM 10-K/A-2 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010 (THE “FORM 10-K/A-2”), AS FILED WITH THE SEC IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF OUR ANNUAL REPORT ON FORM 10-K/A-2 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010 (EXCLUDING EXHIBITS) IS ALSO BEING MAILED WITH THIS PROXY STATEMENT AS FILED WITH THE SEC. A COPY OF THE FORM 10-K/A-2 MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO OUR SECRETARY, WHOSE ADDRESS IS POST OFFICE BOX 1810, HONAKER, VIRGINIA 24260.

REVOCABLE PROXY

NEW PEOPLES BANKSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS

November 7, 2011

6:00 p.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints B. Scott White, Fred Meade and Joe Carter, any one of whom may act, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of New Peoples Bankshares, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at New Peoples Bank main office, 53 Commerce Drive, Honaker, Virginia 24260 at 6:00 p.m. (local time) on November 7, 2011.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of New Peoples Bankshares, Inc. at the annual meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of New Peoples Bankshares, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from New Peoples Bankshares, Inc. prior to the execution of this proxy of notice of the annual meeting, audited financial statements and a proxy statement dated September 30, 2011.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

À	FOLD AND DETACH HERE	À

NEW PEOPLES BANKSHARES, INC. – ANNUAL MEETING, NOVEMBER 7, 2011

YOUR VOTE IS IMPORTANT!

Proxy Materials are available on-line at:

https://www.newpeoplesbank.com/2011annualmeeting.php

You can vote in one of three ways:

1.	Call toll free 1-866-853-9885 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/npb and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

6987

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY New Peoples Bankshares, Inc.	Annual Meeting of Stockholders NOVEMBER 7, 2011

	For	Withhold	For All Except
1. The election as Directors of all nominees listed below Nominees to serve a three year term:	☐	☐	☐

(01)  John Cox

(02)  Charles H. Gent, Jr.

(03)  Eugene Hearl

(04)  A. Frank Kilgore

Nominee to serve a two year term:

(05)  Jonathan H. Mullins

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

	For	Against	Abstain
2. An advisory (non-binding) resolution to approve the executive compensation described in the Proxy Statement.	☐	☐	☐
One Year	Two Years	Three Years	Abstain
3. An advisory (non-binding) proposal with respect to the frequency that stockholders will vote on our executive compensation. ☐	☐	☐	☐
	For	Against	Abstain
4. The ratification of the appointment of Elliott Davis, LLC as independent registered public accounting firm for the year ending December 31, 2011.	☐	☐	☐

The Board of Directors recommends a vote “FOR” proposals 1, 2 and 4 and “One Year” on proposal 3.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE AND FOR THE “ONE YEAR” OPTION. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Mark here if you plan to attend the meeting			☐

Mark here for address change and note change			☐

Please sign exactly as your name appears on this card.

When signing as attorney, executor, administrator, trustee or guardian,

please give your full title. If shares are held jointly, each holder should sign.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

¿	¿

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., November 7, 2011. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., November 7, 2011: 1-866-853-9885	Vote by Internet anytime prior to 3 a.m., November 7, 2011 go to https://www.proxyvotenow.com/npb

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE PROXY MATERIALS:	https://www.newpeoplesbank.com/2011annualmeeting.php

Your vote is important!

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY NEW PEOPLES BANKSHARES, INC.

ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 7, 2011

The undersigned hereby appoints B. Scott White, Fred Meade and Joe Carter, any one of whom may act with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of New Peoples Bankshares, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at New Peoples Bank main office, 53 Commerce Drive, Honaker, Virginia 24260 at 6:00 p.m. (local time) on November 7, 2011.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

	For	Withhold	For All Except
1. The election as Directors of all nominees listed below Nominees to serve a three year term:	☐	☐	☐

  (01)  John Cox

  (02)  Charles H. Gent, Jr.

  (03)  Eugene Hearl

  (04)  A. Frank Kilgore

  Nominee to serve a two year term:

  (05) Jonathan H. Mullins

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	For	Against	Abstain
2. An advisory (non-binding) resolution to approve the executive compensation described in the Proxy Statement.	☐	☐	☐
One Year	Two Years	Three Years	Abstain

3. An advisory (non-binding) proposal with respect to the frequency that stockholders will vote on our executive compensation. ☐	☐	☐	☐

	For	Against	Abstain
4. The ratification of the appointment of Elliott Davis, LLC as independent registered public accounting firm for the year ending December 31, 2011.	☐	☐	☐

The Board of Directors recommends a vote “FOR” proposals 1, 2 and 4 and “One Year” on proposal 3.

Please Check Box if You Plan to Attend the Annual Meeting		Ž	☐

¿ Detach above card, sign, date and mail in postage paid envelope provided. ¿

NEW PEOPLES BANKSHARES, INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE AND FOR THE “ONE YEAR” OPTION. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Should the above signed be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of New Peoples Bankshares, Inc. at the annual meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of New Peoples Bankshares, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The above signed acknowledges receipt from New Peoples Bankshares, Inc. prior to the execution of this proxy of notice of the annual meeting, audited financial statements and a proxy statement dated September 30, 2011.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS The Notice and Proxy Statement, Annual Report on Form 10-K, Summary Annual Report and Proxy Card are available at https://www.newpeoplesbank.com/2011annualmeeting.php.	6987